EXHIBIT 99

                         Form 4 Joint Filer Information

The undersigned hereby execute this document in connection with the amendment to Form 4 filed by Wynnefield Partners Small Cap Value, L.P., as designated filer, on April 28, 2004 (the "Amendment"). The business address of each of the undersigned is 450 Seventh Avenue, Suite 509, New York, New York 10123. The date of the earliest transaction required to be reported on the Amendment is November 20, 1998. The Amendment relates to the common stock of First Aviation Services, Inc. (FAVS).
Dated: April 28, 2004

                                  WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P.

                                  By:   Wynnefield Capital Management, LLC,
                                        its general partner

                                        /s/ Nelson Obus
                                        --------------------------------------
                                        Nelson Obus
                                        Managing Member


                                  WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P. I

                                  By:   Wynnefield Capital Management, LLC,
                                        its general partner

                                        /s/ Nelson Obus
                                        --------------------------------------
                                        Nelson Obus
                                        Managing Member


                                  WYNNEFIELD SMALL CAP VALUE OFFSHORE FUND, LTD.

                                  By:   Wynnefield Capital, Inc.

                                        /s/ Nelson Obus
                                        --------------------------------------
                                        Nelson Obus
                                        President



                                  /s/ Nelson Obus
                                  --------------------------------------------
                                  Nelson Obus
                                  Individually